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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      NOVEMBER 11, 1999 (NOVEMBER 11, 1999)
                             -----------------------



                      CELL TECH INTERNATIONAL INCORPORATED
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                       0-21015                   22-3345046
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(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
  OF INCORPORATION)                     NUMBER)              IDENTIFICATION NO.)



       1300 MAIN STREET, KLAMATH FALLS, OREGON                  97601
       ---------------------------------------                --------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

Registrant's telephone number, including area code (541) 882-5406
                                                   --------------


                509 COUNTY LINE ROAD, RADNOR, PENNSYLVANIA 19807
                ------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

                      CELL TECH INTERNATIONAL INCORPORATED

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant

     On October 28, 1999, the Company determined to engage BDO Seidman LLP ("BDO") as the principal accountant to audit the Company's financial statements for the fiscal years ending December 31, 1998 and 1999. The Audit Committee of the Board of Directors of the Company recommended the appointment of BDO pending BDO's acceptance of the Company as a client. On November 11, 1999, BDO informed the Company that it has accepted the engagement to become the Company's auditors.

     The Report of KPMG LLP ("KPMG") on the financial statements of the Company for either of the past two fiscal years in the period ended December 31, 1997 did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. The Company does not believe that there were any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during those past two fiscal years and the subsequent interim period through September 30, 1998 which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its Reports.

     During the two most recent fiscal years, there have been no reportable events as defined in Regulation S-K Item 304 (a) (1) (v). The Company has not had discussions with its new independent public accountants regarding documentation requirements on the above issue.

     The Company has requested KPMG to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A letter from KPMG is included as Exhibit 16 to the Company's 8-K disclosing KPMG's decision not to proceed as the Company's auditors and is filed as of the same date as this Report and is incorporated by reference herein.

     Prior to its engagement as the Company's independent accountant, BDO had not been consulted by the Company either with respect to the application of accounting principals to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements, with a written report or oral advice provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, and BDO had not been consulted by the Company as to any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

     The Company has requested BDO to review the disclosure required in this Report before it is filed with the Commission and has provided BDO with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respects to which it does not agree with the statements made in this Report. BDO has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits.

     16. KMPG letter filed with the Company's 8-K filed as of the same date of this report and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 11, 1999         CELL TECH INTERNATIONAL INCORPORATED
                                  ------------------------------------

                                 (Registrant)


                                  /s/ MARTA C. KOLLMAN
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                                      Marta C. Kollman
                                      Chief Executive Officer and President